                      [CHARTER ONE FINANCIAL, INC.(R) LOGO]



                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 21, 1999

                          FORWARD-LOOKING INFORMATION

This presentation contains a wide variety of historical information. There are a number of important factors which could cause future results to differ materially from historical performance. These include, but are not limited to, financial condition, operating efficiencies, revenue creation, lending origination, prepayment speeds, loan sale volumes, charge-offs and loan loss provisions. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the ALBANK merger cannot be fully realized or realized within the expected time frame; (2) revenues following the ALBANK merger are lower than expected; (3) costs or difficulties related to the integration of the business of Charter One and ALBANK are greater than expected;
(4) competitive pressures among depository institutions increase significantly;
(5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the Company does business, are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the Company is engaged.


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                  COFI PROFILE
Nasdaq:  COFI

                                                 3/31/99
                                               -----------

Total assets                                     $24.6 B
Total deposits                                   $15.1 B
Book value per share                             $11.74
Equity to assets                                   7.95%
1st Q `99 operating:                  ROA          1.47%
                                      ROE         18.64%
                                      EPS        $  .53


                   NOW THE 35TH LARGEST BANK HOLDING COMPANY

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                               WHAT A DIFFERENCE

                                  A YEAR MAKES


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             WHAT A DIFFERENCE....

o CS Financial Corporation
  o Acquired 10/16/98
  o Added 4 branches in Cleveland area
  o $343 M in deposits

o ALBANK Financial Corporation
  o Acquired 11/30/98
  o Added 109 branches in eastern NY, MA, VT
  o $3.5 B in deposits

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             WHAT A DIFFERENCE....

                                   3/31/99                              3/31/98
                                 -----------                          -----------
Total assets                       $24.6 B                              $19.8 B
Total deposits                      15.1 B                               10.5 B
Checking accts                       760 K                                569 K
Households                           1.3 M                                850 K
Offices                              339                                  220
States                                 5                                    3


                 IS NOW THE 35TH LARGEST BANK HOLDING COMPANY,
                     A YEAR AGO WAS THE 6TH LARGEST THRIFT

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                COFI AT 3/31/98

                     220 RETAIL BANKING OFFICES IN 3 STATES

                                     [MAP]


                            MICHIGAN, OHIO, NEW YORK


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                COFI AT 3/31/99

                     339 RETAIL BANKING OFFICES IN 5 STATES

                                     [MAP]

                MICHIGAN, OHIO, NEW YORK, VERMONT, MASSACHUSETTS


[ ] Charter One Bank (230)

[|] ALBANK (109)

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                NEW YORK UPDATE


o Senior management team in place

o Converted residential mortgage servicing 11/30/98

o Retail banking conversion on track for 5/29/99

o Product introductions underway, mail campaign scheduled mid-year


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                              COFI EARNINGS GROWTH

              COFI EARNINGS HAVE BEEN ACCELERATED THROUGH MERGERS
                           (ORIGINALLY REPORTED EPS)


                               COMPOUNDED ANNUAL
                             EARNINGS GROWTH OF 17%

               1988      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
               ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----

Per Share      $.39      $.50      $.53      $.90      $.95      $1.15     $1.26     $1.38*    $1.56     $1.77*    $1.97*

* 3 QTRS STAND ALONE, 4TH QTR MERGED


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                            COFI INCREASES DIVIDEND



On April 21, 1999 -

       The Board of Directors declared a 14% increase in the quarterly cash dividend from $.14 per share to $.16 per share.


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                DIVIDEND GROWTH


     DIVIDEND INCREASED
     19 TIMES SINCE IPO

                                                                                                                            CURRENT
               '88       '89       '90       '91       '92       '93       '94       '95       '96       '97       '98       RATE
               ---       ---       ---       ---       ---       ---       ---       ---       ---       ---       ---       ----
Dividend       $.08      $.09      $.11      $.12      $.13      $.18      $.25      $.32      $.39      $.45      $.53      $.64

                      21% growth rate compounded annually



                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                   1998 WAS A

                                 BREAKOUT YEAR

                                FOR CHARTER ONE!


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             1998 - A BREAKOUT YEAR


          O    TOP LINE REVENUE UP 15%

RECORD    O    ENERGIZED ASSETS UP 62%, 45% OVER GOAL

          O    CORE DEPOSITS UP 14%

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                      SOOO

                                ....WHAT HAPPENS

                                     AFTER

                               A BREAKOUT YEAR??


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                                   YOU RAISE

                                   THE BAR!!

            [GRAPHIC]                                    [GRAPHIC]


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             NEW PERFORMANCE GOALS


                             EPS growth     12-14%

                             ROE*            20%

                             ROA            1.50%


                         *Model supports equity of 7.5%

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          1ST QUARTER 1999 HIGHLIGHTS


O Operating net income $.53/share

  o Up 23% over 3/31/98, as restated for pooling

  o Up 15% over originally stated 3/31/98

O Operating returns

  o 1.47% on assets

  o 18.64% on equity

O Top line revenue - $243 M, up 9%

O Retail banking revenue up 41%


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          1ST QUARTER 1999 HIGHLIGHTS

O Energized assets 44% of portfolio, up from 40% @ 12/31/98

O Loan originations: $2.6 B, $1.2 B in energized assets

O Opened 61,000 new checking accts, 17,000 in NY divisions


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                               1999 BUSINESS PLAN

                                MORE OF THE SAME

O Execute business plan in ALBANK franchise

O Pursue "Big 3" strategy . . . .

  Grow:

  o energized assets

  o energized liabilities

  o fee revenue

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                            ENERGIZED ASSET PROGRESS

                              % OF TOTAL PORTFOLIO


   GROWTH REFLECTS
ENERGIZED ASSET STRATEGY


          1995      1996      1997      1998      3/31/99
          ----      ----      ----      ----      -------
          31%       32%       32%       40%       44%

                               1999 GOAL WAS 44%

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          ENERGIZED LIABILITY PROGRESS


                           3/31/99                              3/31/98
                         -----------                          -----------
Core deposits            $     6.6 B        44%               $     5.8 B       40%
CDs                            8.5 B        56%                     8.6 B       60%
                         -----------                          -----------
   Total                 $    15.1 B                          $    14.4 B
                         ===========                          ===========


                     CORE DEPOSITS UP 15% IN TWELVE MONTHS

                           DATA RESTATED FOR MERGERS

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                              FEE REVENUE PROGRESS


o Retail banking revenue up 41% over 1st Q 1998

o Average revenue per checking acct (annualized)*:

                          3/31/99          3/31/98         3/31/97
                          -------          -------         -------
         OH                $173             $145              $84
         MI                 196              138               98
         NY                 129               85               50
         Combined           171              130               80

*Excludes ALBK

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             COFI INTERNET STRATEGY


O 2 active sites

  o charterone.com - features promotional offers to encourage customer use

    o on-line CD

  o charteronemortgage.com - features customer data inquiry

O PC banking

  o available since 1997

  o 5,800 current users

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                             COFI INTERNET STRATEGY

O Evaluating vendors to launch interactive banking

O Bank holding company status would facilitate forming a separate internet bank, if desirable

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                               1999 BUSINESS PLAN



                       OUR BUSINESS PLAN IS ACCELERATING

                         CHARTER ONE'S EVOLUTION INTO A

                                "REGIONAL BANK"


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          CHARTER ONE -- THE LONG VIEW



                              HOW CLOSE ARE WE TO

                               PERFORMING LIKE A

                                 REGIONAL BANK?

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                         PEER BANKS USED FOR COMPARISON

                              DATA AS OF 12/31/98



   Ticker                                  Institution (State)                     Assets $ B
   ------                  -----------------------------------------------------   ----------

UPC                        Union Planters (TN)                                        31.7
FITB                       Fifth Third (OH)                                           28.9
HBAN                       Huntington (OH)                                            28.3
COFI                       Charter One (OH)                                           24.5
FSCO                       First Security (UT)                                        21.8
MRIS                       Marshall & Ilsley (WI)                                     21.6
Index                      Lehman Regional Bank Index                                 21.6
FAM                        First American (TN)                                        20.7
MTB                        M&T Bank (NY)                                              20.6
ASO                        AmSouth (AL)                                               19.9
FTEN                       First Tennessee (TN)                                       18.7
OK                         Old Kent (MI)                                              16.6


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                       TANGIBLE EQUITY TO TANGIBLE ASSETS

          FTEN      MTB       HBAN      ASO       OK        FSCO      INDEX      COFI      FAM       UPC       MRIS      FITB
          ----      ---       ----      ---       --        ----      -----      ----      ---       ---       ----      ----

          5.2       5.3       5.5       6.1       6.2       6.3       6.9        7.1       7.6       8.5       9.0       9.8

SOURCE: SNL DATASOURCE FOR YEAR ENDED 12/31/98

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                                 OPERATING ROAE

          FTEN      OK        FITB      ASO       INDEX      COFI      FAM       HBAN      FSCO      MTB       MRIS      UPC
          ----      --        ----      ---       -----      ----      ---       ----      ----      ---       ----      ---

          22.4      18.0      17.9      16.8      16.8       16.7      16.7      16.5      16.2      15.0      13.9      10.4


SOURCE: SNL DATASOURCE FOR YEAR ENDED 12/31/98


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                                 OPERATING ROAA

          FITB      FAM       MRIS      INDEX     FTEN      OK        COFI      FSCO      HBAN      MTB       ASO       UPC
          ----      ---       ----      -----     ----      --        ----      ----      ----      ---       ---       ---

          1.85      1.45      1.43      1.38      1.34      1.32      1.29      1.28      1.27      1.23      1.22      1.00

                 SOURCE: SNL DATASOURCE FOR YEAR ENDED 12/31/98


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                                EFFICIENCY RATIO

          FITB      COFI      MTB       HBAN      FAM       ASO       UPC       OK        INDEX      FSCO      MRIS      FTEN
          ----      ----      ---       ----      ---       ---       ---       --        -----      ----      ----      ----

          40.9      46.0      52.7      55.4      57.3      57.5      57.7      58.0      58.5       59.6      61.9      70.8


                 SOURCE: SNL DATASOURCE FOR YEAR ENDED 12/31/98


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                        QTRLY NET YIELD 12/98 FROM 12/97


               MTB       FTEN      UPC       FSCO      FAM       MRIS      INDEX       ASO       HBAN      OK        COFI      FITB
               ---       ----      ---       ----      ---       ----      -----       ---       ----      --        ----      ----
CHANGE IN
BASIS POINTS   (58)      (57)      (32)      (24)      (23)      (15)      (13)        (13)      (5)       4         17        23

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                            HOW THE MODEL STACKS UP

                                                                                            LEHMAN INDEX
                                                             NEW MODEL                          1998*
                                                             ---------                      ------------
SPREAD                                                            3.25%                            3.52%

PROVISION                                                         (.15)                            (.26)
                                                             ---------                      -----------
    LOSS-ADJUSTED SPREAD                                          3.10                             3.26

NONINTEREST INCOME                                                1.00                             2.29
                                                             ---------                      -----------
    REVENUE                                                       4.10                             5.55

OPERATING EXPENSES                                               (1.65)                           (3.45)
                                                             ---------                      -----------
    PRETAX OPERATING                                              2.45                             2.10

    AFTER-TAX OPERATING                                           1.60%                            1.38%
                                                             =========                      ===========




                  OPERATING EARNINGS AS % OF AVG TOTAL ASSETS

*COMPILED USING SNL DATASOURCE


                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                             10-YEAR AVERAGE RETURN

          COFI      FITB      FTEN      MTB       ASO       OK        FSCO      INDEX      MRIS      HBAN      UPC       FAM
          ----      ----      ----      ---       ---       --        ----      -----      ----      ----      ---       ---
          33.9      30.9      30.2      27.5      26.3      26.1      26.0      23.8       23.2      23.1      17.9      17.5


                 COFI #1 THRIFT IN 1-YR, 5-YR AND 10-YR RETURN

                      Source: Wall Street Journal 2/25/99

                                           [CHARTER ONE FINANCIAL, INC.(R) LOGO]

                          COFI COMPARED TO PEER BANKS

                            P/E (1999 EST.) @ 4/9/99


          FITB      OK        FTEN      ASO       *INDEX      MRIS      HBAN      MTB       FAM       COFI      UPC       FSCO
          ----      --        ----      ---       ------      ----      ----      ---       ---       ----      ---       ----
          28.4      20.2      19.7      19.6      18.6        18.0      16.6      15.1      13.8      13.3      12.9      12.5




SOURCE: AMERICAN BANKER 4/12/99
*AS OF 4/1/99, PER SNL DATASOURCE